UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):    March 14, 2007




                            JUPITERMEDIA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        000-26393                   06-1542480
---------------                ----------------            -------------------
(State or other                (Commission File            (IRS Employer
jurisdiction of                     Number)                Identification No.)
incorporation)


       23 Old Kings Highway South, Darien, CT                    06820
       ----------------------------------------               ----------
       (Address of principal executive offices)               (Zip Code)



    Registrant's telephone number, including area code:     (203) 662-2800
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

                            Jupitermedia Corporation
                                EXPLANATORY NOTE
                                ----------------

On March 16, 2007, Jupitermedia Corporation (the "Company") filed a press release announcing its financial results for the fourth quarter and year ended December 31, 2006 (the "Earnings Release") with the Securities and Exchange Commission under the cover of a Form 8-K. Although the text of the Earnings Release was furnished under Item 7.01 -"Regulation FD Disclosure" of Form 8-K, the Company inadvertently omitted to indicate that the text of the Earnings Release was also being furnished under Item 2.02 -"Results of Operations and Financial Condition" of Form 8-K. This amendment is being made solely to furnish the text of the Earnings Release under both Items 2.02 and 7.01.

This amendment speaks as of the original filing of the Company's Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date.

Item 2.02 Results of Operations and Financial Condition.

     The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01 -"Regulation FD Disclosure" of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to
Item 2.02 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act regardless of any general incorporation language in such filing.

     On March 14, 2007, Jupitermedia Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

     The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02 -"Results of Operations and Financial Condition" of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

     On March 14, 2007, Jupitermedia Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        JUPITERMEDIA CORPORATION


                                        By: /s/ Christopher S. Cardell
                                            ------------------------------------
                                        Name:   Christopher S. Cardell
                                        Title:  Director, President, and COO


Date:  March 20, 2007

                                  EXHIBIT INDEX


Exhibit:
-------

99.1      Press release, dated March 14, 2007, of Jupitermedia Corporation.